INCOME TAXES - Reconciliation of Canadian statutory rate and the effective income tax rate (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Reconciliation of accounting profit multiplied by applicable tax rates
Income before income taxes	$ 424,942	$ 518,008
Tax rate (in percent)	26.50%	26.50%
Expected income taxes at the Canadian statutory tax rate of 26.5% (2018 - 26.5%)	$ 112,610	$ 137,272
Income distributed and taxable to unitholders	(59,966)	(81,272)
Net foreign rate differentials	(7,526)	(7,830)
Net change in provisions for uncertain tax positions	72	810
Net permanent differences	519	7,261
Net effect of change in tax rates	(1,678)	(4,637)
Withholding taxes and other	(1,364)	1,047
Total income tax expense	$ 42,667	$ 52,651